                                                                    EXHIBIT 10.2

                                                        DATED: November 24, 1998


                                  DEMAND NOTE


US $10,000,000

     1.  Advances.
         --------

     (a) FOR VALUE RECEIVED, the undersigned, True North Communications Inc. a Delaware corporation ("Borrower"), hereby unconditionally promises to pay on
                       --------
demand to the order of Modem Media Advertising Limited Partnership ("Lender"),
                                                                     ------
in lawful money of the United States of America and in immediately available funds, all amounts owed hereunder. Lender agrees to advance from time to time until the Termination Date, such sums as Borrower may request (the "Advances")
                                                                    --------
up to an aggregate principal amount equivalent to US $10,000,000 Advances shall be made in any combination of Allowable Currencies, as specified below, or such other currencies as may be agreed to by Lender in its sole discretion, and shall be made in immediately-available funds.

     (b) Each Advance made by Lender to Borrower and each payment made by Borrower in respect of the outstanding principal amount of this Demand Note shall be evidenced, at Lender's option, either by a notation made by Lender on the schedule attached hereto or in its books and records; provided that no
                                                          --------
failure on the part of Lender to make any notation shall waive or relieve Borrower of its obligation to pay any amount from time to time extended hereunder. Each notation by Lender on the schedule attached hereto or in its books and records in respect of the Advances made hereunder shall constitute conclusive and binding evidence of the amounts outstanding hereunder, absent manifest error.

     (c) Requests for Advances must be received by Lender in writing or by telephone (telephone requests must be confirmed in writing) by 10:00 a.m. Chicago time on a date that Lender and its banks are open for business (a

"Business Day") that shall be in advance of the date the funds are to be
-------------
delivered by at least the number of Business Days specified below.

        Allowable Currencies    Notice Requirement
        --------------------    ------------------

        US Dollars              1 Business Day

     2.  Interest.
         --------

     (a) Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a fixed rate of 5.75% per annum; provided, however, that upon the occurrence of an
                               --------  -------
event of default, such interest rate shall equal the rate described above plus
2%.

     (b) All accrued and unpaid interest shall be due and payable to Lender on the first Business Day of each quarter in immediately available funds or on such other dates as determined by Lender. If not paid earlier, all accrued interest hereunder shall be due and payable upon the Termination Date.

     (c) All computations of interest shall be made in good faith by Lender, and such computations and notices of interest payment dates shall be provided to Borrower as soon as practicable when Advances are outstanding.

     3.  Payments.  All payments and prepayments of principal and interest and
         --------
any other obligations hereunder shall be made without setoff or counterclaim in immediately-available funds. Whenever any payment due hereunder shall fall on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees as the case may be.

     4.  Prepayments.  Borrower may prepay any Advances, in whole or in part, at
         -----------
any time, upon 2 Business Days' notice, provided that any additional costs of borrowing that Lender incurs under its related debt as a result of such prepayment shall be added to the principal amount outstanding hereunder.

     5.  Events of Default.  An event of default shall occur if (i) Borrower
         -----------------
fails to pay any obligation when due hereunder or (ii) Borrower shall fail to pay any material indebtedness (other than indebtedness hereunder) when due (after the lapse of any applicable grace period) or, in the case of such indebtedness payable on demand, when demanded (after the lapse of any applicable grace period), or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such indebtedness or any trustee or other person acting on behalf of such holder to cause such material indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor.

     6.  Termination.  Either party, in its sole discretion may terminate this
         -----------
Demand Note on any day hereafter by at least 1 Business Days' written notice to the other party of the date of termination (the "Termination Date"), and all
                                                 ----------------
principal outstanding and interest due hereunder shall be immediately due and payable. Any additional costs of Borrowing that Lender incurs under its related debt as a result of such termination shall be added to the principal amount outstanding hereunder.

     7.  Acceleration under Certain Circumstances without Demand.  In the event
         --------------------------------------------------------
that (a) Borrower shall become insolvent or bankrupt or shall cease payment on its debts as they mature or shall make an assignment for the benefit of creditors, (b) a trustee, receiver or liquidator shall be appointed for Borrower for a substantial part of its property or (c) bankruptcy, reorganization, arrangement, insolvency or similar proceedings shall be instituted by or against Borrower under the laws of any jurisdiction, the indebtedness evidenced by this Demand Note shall immediately and automatically become and be due and payable, without any requirement that demand be made hereunder by any person and without any requirement that notice, presentment, protest or notice of dishonor of any type be given, all of which are expressly waived by Borrower.

     8.  Fees and Expenses.  All fees and expenses related to the enforcement of
         -----------------
Lender's obligations hereunder shall be paid, immediately upon demand, by Borrower.

     9.  Representation and Warranties.  Borrower represents and warrants to
         ------------------------------
Lender that (a) this Demand Note constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms, (b) the execution, delivery and performance by Borrower of this Demand Note are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Certificate of Incorporation or By-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon it and (c) the proceeds of each advance or loan made by Lender to Borrower and evidenced by this Demand Note shall be used by Borrower for general working capital purposes and shall not be used by Borrower to purchase or acquire, or to refinance any indebtedness extended to facilitate the purchase or acquisition of, the capital stock of or any other equity interest in any other person.

     10.  Assignment. This Demand Note may not be assigned by Borrower except
          ----------
pursuant to the operation of law.

     11.  Effect of Delay or Omission.  No delay or omission of Lender in
          ---------------------------
exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy.

     12.  Waivers. Lender and Borrower severally waive presentment for payment,
          -------
demand, protest and notice of dishonor and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default or enforcement of this Demand Note.

     13.  Governing Law. This Demand Note shall be governed by and construed in
          -------------
accordance with the laws of the State of Illinois without reference to conflicts of law rules.

     14.  Notices.  All notices and other communications required or permitted
          -------
to be given hereunder shall be in writing (or by telephone and confirmed in writing) and shall be deemed to have been duly given if delivered by hand or sent by courier or certified mail, return receipt requested or by telecopy to the parties at the addresses set forth opposite their signature hereon or such other address as either party shall have last designated by notice to the other party. All notices and communications shall be deemed to have been received (a) upon receipt if delivered by hand, facsimile or waiver or
(b) on the third Business Day after the date of mailing if mailed as provided above.

     THIS NOTE REPLACES AND SUPERSEDES THAT CERTAIN $3,000,000 DEMAND NOTE DATED MAY 26, 1998 MADE BY BORROWER TO THE ORDER OF THE LENDER.


                                        BORROWER:

                                        TRUE NORTH COMMUNICATIONS INC.

Address:                                By: /s/ Kenneth J. Ashley
101 East Erie Street                       ----------------------------------
Chicago, Illinois 60611                 Its: V.P., Treasurer
Attention:  Treasurer                       ---------------------------------

                                        LENDER:


                                        MODEM MEDIA ADVERTISING LIMITED
                                        PARTNERSHIP

Address:                                By: /s/ Gerald M. O'Connell
400 Nyala Farms                            ---------------------------------
Westport, Connecticut  06880
                                        It: Vice President
                                           ---------------------------------

                            Schedule to Demand Note
                                       of
             True North Communications Inc. dated November 24, 1998


                                   Amount of Principal   Unpaid Principal     Notation Made
   Date        Amount of Loan             Paid               Balance               By
---------------------------------------------------------------------------------------------------
11/24/98              $2,500,000           -                 $2,500,000
---------------------------------------------------------------------------------------------------
11/24/98              $2,000,000           -                 $4,500,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------